Business Acquisition and Contingent Consideration	12 Months Ended
Mar. 31, 2019
Business Combinations [Abstract]
Business Acquisition and Contingent Consideration

2. BUSINESS ACQUISITION AND CONTINGENT CONSIDERATION

On July 24, 2012 the Company purchased from Boston Scientific Corporation (“BSC”), in a taxable transaction, all of the assets, relating to the Prolieve, an FDA approved device for the treatment of BPH. The total purchase consideration consisted of the following:

Cash	$2,535,610
Fair value of contingent consideration	1,126,505
Total consideration	$3,662,115

The maximum amount of $2,500,000 is payable as contingent consideration pursuant to the terms of the agreement. The fair value of the contingent consideration was determined by calculating its present value based on its payment terms using an interest rate of 24% (our estimated unsecured borrowing rate). The contingent consideration is payable quarterly at a rate of 10% of sales of Prolieve products. As of March 31, 2019, $2,179,061 of royalties are due to BSC of which $2,117,097 is past due.

The activity of the non contingent and contingent consideration obligation for the years ending March 31, 2019, 2018 and 2017 and the allocation is as follows:

Activity is as follows:	Non Contingent	Contingent	Total
Balance at April 1, 2016	$1,257,995	$758,953	$2,016,948
Less: payments	—	—	—
Change in non-contingent/contingent	378,370	(295,181)	83,189
Balance at March 31, 2017	1,636,365	463,772	2,100,137
Less: payments	—	—	—
Change in non-contingent/contingent	266,022	(211,837)	54,185
Balance at March 31, 2018	1,902,387	251,935	2,154,322
Less: payments	—	—	—
Change in non-contingent/contingent	276,764	(240,796)	35,878
Balance at March 31, 2019	$2,179,061	$11,139	$2,190,200

Allocated as follows as of March 31, 2019:
Payable to Boston Scientific Corp.	$2,179,061	$—	$2,179,061
Contingent consideration – current	$—	$11,139	$11,139
Contingent consideration – non current	$—	$—	$—